Exhibit 16(a)(24(a): Powers of Attorney

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro and Kyle A. Puffer

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

Guaranteed Accumulation Account (“GAA”)

333-______ (to be assigned)

I hereby ratify and confirm on this 25th day of June 2025, my signature as it may be signed by my said attorneys-in-fact to the registration statement and any and all amendments thereto.

Signature

/s/ Jay S. Kaduson
Jay S. Kaduson, Director and President

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro and Kyle A. Puffer

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

Guaranteed Accumulation Account (“GAA”)

333-______ (to be assigned)

I hereby ratify and confirm on this 26th day of June 2025, my signature as it may be signed by my said attorneys-in-fact to the registration statement and any and all amendments thereto.

Signature

/s/ Amelia J. Vaillancourt
Amelia J. Vaillancourt, Director

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro and Kyle A. Puffer

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

Guaranteed Accumulation Account (“GAA”)

333-______ (to be assigned)

I hereby ratify and confirm on this 27th day of June 2025, my signature as it may be signed by my said attorneys-in-fact to the registration statement and any and all amendments thereto.

Signature

/s/ Les Carter
Les W. Carter, Director and Chief Financial Officer

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro and Kyle A. Puffer

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

Guaranteed Accumulation Account (“GAA”)

333-______ (to be assigned)

I hereby ratify and confirm on this 25th day of June 2025, my signature as it may be signed by my said attorneys-in-fact to the registration statement and any and all amendments thereto.

Signature

/s/ Tony Oh
Tony D. Oh, Chief Accounting Officer

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro and Kyle A. Puffer

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

Guaranteed Accumulation Account (“GAA”)

333-______ (to be assigned)

I hereby ratify and confirm on this 25th day of June 2025, my signature as it may be signed by my said attorneys-in-fact to the registration statement and any and all amendments thereto.

Signature

/s/ Youssef A. Blal
Youssef A. Blal, Director

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro and Kyle A. Puffer

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

Guaranteed Accumulation Account (“GAA”)

333-______ (to be assigned)

I hereby ratify and confirm on this 29th day of June 2025, my signature as it may be signed by my said attorneys-in-fact to the registration statement and any and all amendments thereto.

Signature

/s/ Curtis Heaser
Curtis J. Heaser, Director

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro and Kyle A. Puffer

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

Guaranteed Accumulation Account (“GAA”)

333-______ (to be assigned)

I hereby ratify and confirm on this 26th day of June 2025, my signature as it may be signed by my said attorneys-in-fact to the registration statement and any and all amendments thereto.

Signature

/s/ Neha Jha
Neha Jha, Director

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro and Kyle A. Puffer

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

Guaranteed Accumulation Account (“GAA”)

333-______ (to be assigned)

I hereby ratify and confirm on this 4th day of July 2025, my signature as it may be signed by my said attorneys-in-fact to the registration statement and any and all amendments thereto.

Signature

/s/ Andrew J. Stocker
Andrew J. Stocker, Director

POWER OF ATTORNEY

The undersigned hereby constitutes and appoints the individuals set forth below and each of them individually as my true and lawful attorneys-in-fact, with full power to each of them to act alone, to sign for me and file any instrument or document to be filed as part of or in connection with or in any way related to the registration statement listed below, and any and all amendments thereto, filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and any documentation, including Form N-8F, necessary to deregister any such registrations associated with the issuance of any such registrations.

COMPANY: Voya Retirement Insurance and Annuity Company

INDIVIDUALS WITH POWER OF ATTORNEY: Lombard J. Gasbarro and Kyle A. Puffer

REGISTRATION STATEMENT FILED UNDER THE SECURITIES ACT OF 1933:

Guaranteed Accumulation Account (“GAA”)

333-______ (to be assigned)

I hereby ratify and confirm on this 25th day of June 2025, my signature as it may be signed by my said attorneys-in-fact to the registration statement and any and all amendments thereto.

Signature

/s/ Mona M. Zielke
Mona M. Zielke, Director